Exhibit 99.2

Trustmark

First Quarter 2025 Financial Results

April 22, 2025

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, potential market or regulatory effects of the new presidential administration’s policies and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights[1] – First Quarter 2025

Strong Performance reflects Continued Loan Growth, Stable Credit Quality, Expanded Fee Income and Lower Noninterest Expense

Balance Sheet

- Loans held for investment (HFI) increased $151.5 million, or 1.2%, linked-quarter
- Total deposits remained stable; cost of total deposits declined 15 basis points to 1.83%

Profitable Revenue Generation

- Net income totaled $53.6 million, representing fully diluted EPS of $0.88
- ROAA of 1.19% and ROATE of 13.13% in the first quarter
- Net interest income (FTE) totaled $154.7 million, resulting in a net interest margin of 3.75%
- Noninterest income totaled $42.6 million, reflecting strength of diversified business lines

Expense Management

- Noninterest expense declined 0.3% linked-quarter to $124.0 million
- Salaries and employee benefits expense declined 1.1% linked-quarter

Credit Quality

- Net charge-offs totaled $1.4 million, representing 0.04% of average loans
- Net provision for credit losses was $5.3 million
- Allowance for credit losses (ACL) represented 1.26% of loans HFI, up 4 basis points linked-quarter

Capital Management

- Maintained strong capital position with CET1 ratio of 11.63% and total risk-based capital ratio of 14.10%
- Repurchased $15.0 million, or approximately 423 thousand shares, of common stock during the first quarter; $85 million in remaining share repurchase authorization in 2025
- Tangible book value per share of $27.78 at March 31, 2025, up 4.1% linked-quarter
- Board of Directors declared quarterly cash dividend of $0.24 per share payable June 15, 2025, to shareholders of record on June 1, 2025

At March 31, 2025	
Total Assets	$18.3 billion
Loans (HFI)	$13.2 billion
Total Deposits	$15.1 billion
Banking Centers	170

	Q1-25	Q4-24	Q1-24
Net Income ($ in millions)	$53.6	$56.3	$38.2
EPS – Diluted	$0.88	$0.92	$0.62
ROAA	1.19%	1.23%	0.83%
ROATCE	13.13%	13.68%	11.45%
Dividends / Share	$0.24	$0.23	$0.23
TE/TA	9.39%	9.13%	7.47%

Source: Company reports
(1) From Continuing Operations

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions)[1]			Change			
		3/31/2025		LQ		Y-o-Y
Loans secured by real estate:						
Const., land dev. and other land loans	$	1,322	$	(96)	$	(218)
Secured by 1-4 family residential prop.		2,974		24		82
Secured by nonfarm, nonresidential prop.		3,533		(0)		(10)
Other real estate secured		1,876		243		492
Commercial and industrial loans		1,766		(75)		(157)
Consumer loans		155		3		(2)
State and other political subdivision loans		974		4		(79)
Other Loans & Leases		642		48		75
Total LHFI	$	13,241	$	152	$	184

Loan Portfolio Composition 03/31/25[1]



Other RE, 14%
Nonfarm,Nonres, 27%
C&I, 13%
Consumer, 1%
State & Other Political Sub. , 7%
Other, 5%
1-4 Residential, 23%
Construction, Land Dev, 10%

Loans HFI by Quarter



$13,058
$13,155
$13,100
$13,090
$13,241
Dollar Change:
$97
$(55)
$(10)
$151
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25

- Portfolio exhibits diversity by product type, geography, and industry
- Solid loan growth and credit quality maintained in the quarter

Source: Company reports
(1) Totals and percentages may not foot due to rounding.

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1][2] ($ in millions)	03/31/25	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 275	5%
1-4 Family Construction	324	6%
Other Construction	722	14%
Total Construction, Land Development and Other Land Loans	**$ 1,322**	**25%**
Retail	284	5%
Offices	248	5%
Hotels/Motels	277	5%
Industrial	531	10%
Senior Living	373	7%
Other	456	9%
Total Non-owner Occupied & REITs	**$ 2,169**	**41%**
Multi-Family[3]	1,805	34%
Total CRE	**$ 5,296**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1][2] ($ in millions)	03/31/25	% of Offices Portfolio
Construction	$ 2	1%
Existing	248	99%
Total Offices	**$ 250**	**100%**
Offices (CRE) as % of LHFI	1.9%	
Average Loan Balance	$1.6 million	
YTD Office NCOs/Average Loans	0%	
Office Delinquencies/Total Offices	3.74%	
Office NPL/Total Offices	3.74%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)
  - * Weighted average occupancy of investment grade tenants is 43%
  - * Less than 10% lease turnover in each year from 2025-2028
  - * Weighted average vacancies of 7%
  - * Weighted average LTV of 67%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding
(3) Multi-Family is included in Other Real Estate Secured Loans in Financials

Commercial Loan Portfolio Detail

Commercial Portfolio [1][2] ($ in millions)	03/31/25	% of Commercial Portfolio
Manufacturing	$ 354	15%
Real Estate & Rental & Leasing	345	14%
Construction	280	12%
Wholesale Trade	263	11%
Transportation & Warehousing	185	8%
Finance & Insurance	180	8%
Retail Trade	129	5%
Health Care & Social Assistance	122	5%
Information	110	5%
Professional, Scientific & Technical Services	98	4%
Administrative & Support & Waste Mgmt & Remediation Services	91	4%
Other	233	10%
Total	**$ 2,390**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $485 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 15%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding

Allowance for Credit Losses

($ in millions)


$160
$3
$3
$1
$167
Net impact of quantitative changes including loan growth, changes in the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration, adjustments to the CRE concentration reserve, and adjustments to the nature and volume of the portfolio reserve
Net impact of all other changes including prepayment studies, segmentation migration, etc.
ACL 12/31/24
ACL 3/31/25

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.26% of loans HFI, up 4 basis points linked-quarter, and 296.41% of nonaccrual loans, excluding individually evaluated loans, at March 31, 2025
- Net charge-offs totaled $1.4 million in the first quarter, representing 0.04% of average loans
- Nonaccrual loans increased $6.5 million linked-quarter but declined $11.7 million year-over-year; at March 31, 2025, nonaccrual loans represented 0.64% of total loans
- Nonperforming assets increased $8.9 million linked-quarter and declined $11.0 million year-over-year; at March 31, 2025, nonperforming assets represented 0.71% of total loans and ORE

Nonperforming Assets[1]
(in millions)


$106
$8
$98
$51
$7
$44
$78
$4
$74
$86
$6
$80
$95
$8
$87
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Nonaccrual Loans
Other Real Estate

Allowance for Credit Losses/NPLs[2]


235%
840%
497%
341%
296%
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25

Source: Company reports
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits [1] ($ in millions)		Change	
	3/31/2025	LQ	Y-o-Y
Interest Checking	$ 4,616	$ (98)	$ (258)
Noninterest Bearing DDA	3,070	(4)	30
Time Deposits	3,193	(0)	(130)
Savings	1,003	23	(40)
MMDA	3,199	51	139
Total Deposits	**$ 15,081**	**$ (28)**	**$ (258)**

Deposit Mix – Average Balance Q1-25[1] ($ in millions)



$15,420
$15,406
$15,410
$15,230
$14,998
20%
21%
21%
21%
20%
80%
79%
79%
79%
80%
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Interest-bearing
Noninterest-bearing

Deposit Cost & Cumulative Beta



Actual
Forecast
2.19%
2.18%
2.26%
2.18%
2.34%
2.22%
2.19%
1.98%
1.83%
1.78%
40%
40%
N/M Transitional Rate Environment
24%
39%
35%
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Tightening Rate
KRX Median Deposit Cost
TRMK Cost
Easing Rate Environment

- Deposits totaled $15.1 billion at March 31, 2025, a decrease of $27.5 million, or 0.2%, linked-quarter and $257.9 million, or 1.7%, year-over-year
- Personal and commercial deposits totaled $12.9 billion at March 31, 2025, an increase of $7.1 million, or 0.1%, linked-quarter and $394.4 million, or 3.2%, year-over-year
- Public fund deposits totaled $1.9 billion at March 31, 2025, a decrease of $61.8 million, or 3.1%, linked-quarter and $343.2 million, or 15.1%, year-over-year
- Brokered deposits totaled $287.9 million at March 31, 2025, up $27.3 million linked-quarter and down $309.5 million year-over-year, to represent 1.9% of total deposits
- Cost of interest-bearing deposits in the first quarter totaled 2.30%, down 21 basis points from the prior quarter
- Total cost of deposits of 1.83% in the first quarter, down 15 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.

Trustmark

Income Statement Highlights – Net Interest Income



Net Interest Income – FTE
($ in millions)
$136
$144
$158
$158
$155
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Net Interest Income



Yields and Costs[1]
6.40%
6.54%
6.55%
6.32%
6.15%
3.21%
3.38%
3.69%
3.76%
3.75%
3.44%
3.41%
3.46%
2.92%
2.95%
2.94%
2.61%
2.43%
1.88%
2.19%
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.76%
-0.24%
0.16%
0.07%
3.75%
Asset Rate/Volume
Liability Rate/Volume
# of Days in Qtr
Q4-24 NIM
Q1-25 NIM

- Net interest income (FTE) totaled $154.7 million in the first quarter, resulting in a net interest margin of 3.75%, down 1 basis point from the prior quarter
- Securities yield during Q1-25 was 3.46%, an increase of 5 basis points linked-quarter and an increase of 158 basis points year-over-year

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Earning Asset Composition & Interest Rate Sensitivity

As of 03/31/25

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 53% variable rate
- Active interest rate swap hedge notional at quarter end was $850 million with a weighted average received fix rate of 3.17% and active floor notional was $25 million with a SOFR rate of 4.00%
- Active cash flow hedge notional of $875 million has an effective weighted average maturity of 3.5 years including effect of forward settle notional of $495 million in interest rate swaps and $125 million in interest rate floors

Loans by Rate Index[1,2]


Book Balance: $13.4B
Yield[3]: 6.15%
Prime, 9%
Fixed, 39%
Variable (<= 1-month), 43%
Hybrid ARMs, 8%
Variable (> 1-month), 1%

Hedge Notional (2)(4)


$46
$829
3.21%
$93
$765
3.34%
$113
3.47%
$595
3.64%
$81
$335
3.73%
$16
$126
3.94%
$26
2025
2026
2027
2028
2029
2030
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Income Statement Highlights – Noninterest Income[1]

Noninterest Income[2] ($ in millions)		Q1-25	Change LQ		Change Y-o-Y
Service Charges on Deposit Accounts	$	10.6	$ (0.6)	$	(0.3)
Bank Card and Other Fees		7.7	(1.1)		0.2
Mortgage Banking, net		8.8	1.4		(0.1)
Wealth Management		9.5	0.2		0.6
Other, net		6.0	1.7		2.9
Total Noninterest Income	$	42.6	$ 1.6	$	3.2


Noninterest Income – Q1-25(2)
Other, net, 14%
Service Charges on Deposit Accounts, 25%
Wealth Management, 22%
Bank Card and Other Fees, 18%
Mortgage Banking, net, 21%


Noninterest Income(2)
($ in millions)
$39
$38
$38
$41
$43
$11
$7
$9
$9
$3
$11
$9
$4
$10
$4
$11
$8
$6
$9
$3
$11
$9
$7
$9
$4
$11
$8
$9
$10
$6
Q1-24
Q2-24(3)
Q3-24
Q4-24
Q1-25
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income in the first quarter totaled $42.6 million, an increase of $1.6 million linked-quarter and $3.2 million year-over-year. The link-quarter increases in other, net, mortgage banking, net, and wealth management were offset in part by seasonal declines in bank card and other fees and services charges on deposit accounts
- Mortgage banking, net totaled $8.8 million in the first quarter, an increase of $1.4 million linked-quarter and a $144 thousand decline year-over-year. The linked-quarter increase was principally attributable to reduced servicing asset amortization and improvement in net hedge ineffectiveness.
- Wealth Management revenue in the first quarter totaled $9.5 million, an increase of $224 thousand from the prior quarter and a $591 thousand increase from the previous year.

Source: Company reports
(1) From Continuing Operations
(2) Totals may not foot due to rounding.
(3) From Adjusted Continuing Operations. Please refer to page 18 for Reconciliation of GAAP to Non-GAAP Results.

Trustmark

Income Statement Highlights – Noninterest Expense(1)

- Noninterest expense in the first quarter totaled $124.0 million, a decrease of $419 thousand linked-quarter and an increase of $4.3 million year-over-year
- Salaries and employee benefits in the first quarter totaled $68.5 million, a decrease of $731 thousand from the prior quarter and an increase of $3.0 million from the previous year
- Services and fees totaled $26.2 million in the first quarter, a decrease of $445 thousand linked-quarter and an increase of $1.8 million year-over-year

Noninterest Expense(2) ($ in millions)			Change			
		Q1-25		LQ		Y-o-Y
Salaries & Benefits	$	68.5	$	(0.7)	$	3.0
Services & Fees		26.2		(0.4)		1.8
Net Occupany - Premises		7.4		0.2		0.1
Equipment Expense		6.3		0.1		(0.0)
Other Expense		15.6		0.5		(0.6)
Total Noninterest Expense	$	124.0	$	(0.4)	$	4.3


Noninterest Expense
($ in millions)(2)
$120
$118
$123
$124
$124
$65
$65
$67
$69
$68
$24
$25
$26
$27
$26
$7
$7
$7
$7
$7
$6
$6
$6
$6
$6
$16
$15
$17
$15
$16
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

Source: Company reports
(1) From Continuing Operations
(2) Totals may not foot due to rounding

Trustmark

Capital Management

Capital ratios remained strong, share repurchase activity resumed, quarterly cash dividend increased

- Capital position remained strong with a CET1 ratio of 11.63% and a total risk-based capital ratio of 14.10% at March 31, 2025
- During the first quarter, Trustmark repurchased $15.0 million, or approximately 423 thousand of its common shares. As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2025, under which $100.0 million of Trustmark's outstanding shares may be acquired through December 31, 2025.
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.24 per share payable June 15, 2025, to shareholders of record on June 1, 2025.

Capital Ratios[1]



7.47%
10.12%
12.42%
8.52%
10.92%
13.29%
9.07%
11.30%
13.71%
9.13%
11.54%
13.97%
9.39%
11.63%
14.10%
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports
(1) Trustmark elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital through 12/31/24

Trustmark

2025 Full Year Expectations

		FY 2025 Expectations[1]	Guidance 1Q-25	2024 Actual
Balance Sheet	Loans HFI Deposits, excluding brokered deposits Securities	Increase low single digits Increase low single digits Remain stable	Affirmed	$13.1 billion $14.8 billion $3.0 billion
Net Interest Income	Net Interest Margin Net Interest Income (FTE)	Range of 3.75% to 3.85% Increase mid-to-high single digits	Affirmed	3.51% $597.0 million
Credit	Total Provision for Credit Losses, including unfunded commitments	Stable	Affirmed	$32.6 million[2]
Noninterest Income	Noninterest Income from adjusted continuing operations	Increase mid single digits	Affirmed	$156.1 million[2]
Noninterest Expense	Noninterest Expense from adjusted continuing operations	Increase mid single digits	Affirmed	$485.7 million[2]

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

(2) Financial measures from adjusted continuing operations. Please refer to page 18 for Reconciliation of GAAP to Non-GAAP Results.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
★ LPO

Strategic Priorities to Enhance Shareholder Value

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Non-GAAP Reconciliation

Reconciliation of GAAP to Non-GAAP Results

($ in thousands, except per share data)

		Quarter Ended					Year Ended
		3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2024
Adjusted Continuing Operations							
Net Interest Income (GAAP)	a	$ 152,055	$ 155,848	$ 154,714	$ 141,029	$ 132,830	$ 584,421
Provision for Credit Losses (GAAP)	b	5,294	7,462	6,548	19,729	7,516	41,255
Less: PCL, LHFI sale of 1-4 family mortgage loans		-	-	-	(8,633)	-	(8,633)
Provision for Credit Losses From Adjusted Continuing Operations (Non-GAAP)	c	5,294	7,462	6,548	11,096	7,516	32,622
Noninterest Income (Loss) (GAAP)	d	42,584	40,950	37,562	(141,286)	39,355	(23,419)
Add: Mortgage Loan Sale Loss (incl in Other, Net)		-	-	-	4,798	-	4,798
Visa C Shares Gain (incl in Other, Net)		-	-	-	(8,056)	-	(8,056)
Securities (Gains) Losses, Net		-	-	-	182,792	-	182,792
Noninterest Income From Adjusted Continuing Operations (Non-GAAP)	e	42,584	40,950	37,562	38,248	39,355	156,115
Noninterest Expense (GAAP)	f	124,011	124,430	123,270	118,326	119,664	485,690
Less: Reduction in Force Expense (incl in Salaries and Employee Benefits)		-	-	-	-	-	-
Litigation Settlement		-	-	-	-	-	-
Noninterest Expense From Adjusted Continuing Operations (Non-GAAP)	g	124,011	124,430	123,270	118,326	119,664	485,690
Income (Loss) From Continuing Operations Before Income Taxes (GAAP)	a-b+d-f	65,334	64,906	62,458	(138,312)	45,005	34,057
Income Taxes From Continuing Operations (GAAP)	h	11,701	8,594	11,128	(37,707)	6,832	(11,153)
Income (Loss) From Continuing Operations (GAAP)	i	$ 53,633	$ 56,312	$ 51,330	$ (100,605)	$ 38,173	$ 45,210
Income From Adjusted Continuing Operations Before Income Taxes (Non-GAAP)	a-c+e-g	65,334	64,906	62,458	49,855	45,005	222,224
Income Taxes From Adjusted Continuing Operations (Non-GAAP)		11,701	8,594	11,128	9,335	6,832	35,889
Income From Adjusted Continuing Operations (Non-GAAP)		$ 53,633	$ 56,312	$ 51,330	$ 40,520	$ 38,173	$ 186,335
Total Revenue (GAAP)	a+d	$ 194,639	$ 196,798	$ 192,276	$ (257)	$ 172,185	$ 561,002
Total Revenue (Non-GAAP)	a+e	$ 194,639	$ 196,798	$ 192,276	$ 179,277	$ 172,185	$ 740,536
Discontinued Operations							
Gain on Sale of FBBI	j	$ -	$ -	$ -	$ 228,272	$ -	$ 228,272
FBBI Operating Results - Noninterest Income	k	-	-	-	12,261	15,994	28,255
Noninterest Income		-	-	-	240,533	15,994	256,527
FBBI Operating Results - Noninterest Expense	l	-	-	-	7,893	11,482	19,375
Income From Discontinued Operations (GAAP)	m	-	-	-	232,640	4,512	237,152
Income Taxes From Discontinued Operations (GAAP)	n	-	-	-	58,203	1,150	59,353
Income From Discontinued Operations (GAAP)	o	$ -	$ -	$ -	$ 174,437	$ 3,362	$ 177,799
Total Operating Results							
Net Interest Income (GAAP)	a	$ 152,055	$ 155,848	$ 154,714	$ 141,029	$ 132,830	$ 584,421
Provision for Credit Losses (GAAP)	b	5,294	7,462	6,548	19,729	7,516	41,255
Noninterest Income (Loss) (GAAP)	d	42,584	40,950	37,562	(141,286)	39,355	(23,419)
Gain on Sale of FBBI	j	-	-	-	228,272	-	228,272
FBBI Operating Results - Noninterest Income	k	-	-	-	12,261	15,994	28,255
Noninterest Income Total Operating Results (Non-GAAP)	p	42,584	40,950	37,562	99,247	55,349	233,108
Noninterest Expense (GAAP)	f	124,011	124,430	123,270	118,326	119,664	485,690
FBBI Operating Results - Noninterest Expense	l	-	-	-	7,893	11,482	19,375
Noninterest Expense Total Operating Results (Non-GAAP)	q	124,011	124,430	123,270	126,219	131,146	505,065
Income From Total Operating Results (Non-GAAP)	a-b+p-q	65,334	64,906	62,458	94,328	49,517	271,209
Income Taxes From Total Operating Results (Non-GAAP)	h+n	11,701	8,594	11,128	20,496	7,982	48,200
Income From Total Results (GAAP)	i+o	$ 53,633	$ 56,312	$ 51,330	$ 73,832	$ 41,535	$ 223,009
Diluted Per Share Data							
Diluted Earnings (Loss) per Share From Continuing Operations (GAAP)		$ 0.88	$ 0.92	$ 0.84	$ (1.64)	$ 0.62	$ 0.74
Diluted Earnings per Share From Discontinued Operations (GAAP)		$ -	$ -	$ -	$ 2.84	$ 0.05	$ 2.90
Diluted Earnings per Share Total (GAAP)		$ 0.88	$ 0.92	$ 0.84	$ 1.20	$ 0.68	$ 3.63
Diluted Earnings per Share From Adjusted Continuing Operations (Non-GAAP)		$ 0.88	$ 0.92	$ 0.84	$ 0.66	$ 0.62	$ 3.04